UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05921

THE TURKISH INVESTMENT FUND, INC.
(Exact name of registrant as specified in charter)

1221 AVENUE OF THE AMERICAS 22ND FLOOR NEW YORK, NY			10020
(Address of principal executive offices)			(Zip code)

RONALD E. ROBISON 1221 AVENUE OF THE AMERICAS 33RD FLOOR NEW YORK, NY 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-378-1630

Date of fiscal year end:	10/31

Date of reporting period:	10/31/05

Form N-CSR is to be used by management investment companies to file reports  with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR,  and the Commission will make this information public. A registrant is not  required to respond to the collection of information contained in Form N-CSR  unless the Form displays a currently valid Office of Management and Budget  ("OMB") control number. Please direct comments concerning the accuracy of the  information collection burden estimate and any suggestions for reducing the  burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2005 Annual Report

The Turkish Investment Fund, Inc.	October 31, 2005

Directors

Charles A. Fiumefreddo

Michael Bozic

Edwin J. Garn

Wayne E. Hedien

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael Nugent

Fergus Reid

Officers

Charles A. Fiumefreddo

Chairman of the Board

Ronald E. Robison

President and Principal

Executive Officer

Joseph J. McAlinden

Vice President

Barry Fink

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang

Vice President

James W. Garrett

Treasurer and Chief

Financial Officer

Carsten Otto

Chief Compliance Officer

Michael J. Leary

Assistant Treasurer

Mary E. Mullin

Secretary

The Turkish Investment Fund, Inc.

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038
1(800) 278-4353

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered
Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per	Morgan Stanley
share and information regarding the investments comprising the Fund’s	Investment Management Inc.
portfolio, please call 1(800) 221-6726 or visit our website at	Investment Adviser
www.morganstanley.com/im.

© 2005 Morgan Stanley

The Turkish Investment Fund, Inc.

Letter to Stockholders	Overview

Performance

For the year ended October 31, 2005, The Turkish Investment Fund, Inc. (the “Fund”) had total returns, based on net asset value and market price per share, of 50.83% and 59.60%, respectively, compared to 52.35% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the “Index”).  On October 31, 2005, the closing price of the Fund’s shares on the New York Stock Exchange was $18.55, representing a 9.8% premium to the Fund’s net asset value per share.

Factors Affecting Performance

•                  Portfolio holdings in the materials sector were favorable.  Stock selection within industrials and consumer discretionary was also favorable.  The Fund’s underweight in the energy and financials sectors hampered returns.

•                  Turkey is in the midst of a low inflation expansion and continued to perform well during the year ending October 31, 2005.

•                  Despite strong fundamentals, the equity market experienced some volatility as global growth concerns and an uncertain U.S. interest rate environment increased risk aversion.

•                  During the second half of the year, political developments in Europe concerning the prospects of Turkey joining the European Union (EU) also contributed to volatility.

•                  However, on October 3rd, the EU agreed to open membership talks with Turkey.  Although it is still too early to determine whether Turkey will eventually become an EU member, accession talks alone are a significant milestone and positive development for the country.

•                  We remain optimistic that the Turkish government will continue with significant EU-related economic and political reforms and view market setbacks as opportunities.

Management Strategies

•                  The Fund continues to integrate top-down sector allocation and bottom-up stock selection with a growth bias utilizing a rigorous and fundamental research approach that considers dynamics, valuations, and sentiment.

•                  Despite strong performance of the Turkish equity market, earnings growth continues to outpace the rise in asset prices and valuations remain attractive.  We continue to focus on various sectors that will benefit from improving domestic demand, including financials, consumer discretionary, and industrials.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

November 2005

The Turkish Investment Fund, Inc.

Portfolio of Investments	October 31, 2005

		Value
	Shares	(000)
TURKISH COMMON STOCKS (95.6%)
(Unless Otherwise Noted)
Airlines (5.6%)
Turk Hava Yollari Anonim Ortakligi	(a)1,057,514	$5,325
Commercial Banks (10.5%)
Turkiye Garanti Bankasi A.S.	(a)703,643	2,093
Yapi ve Kredi Bankasi A.S.	(a)2,101,243	7,851
		9,944
Construction Materials (13.9%)
Adana Cimento Sanayii Turk Anonim Sirketi, ‘A’	1,555,931	9,159
Akcansa Cimento A.S.	863,002	4,060
		13,219
Diversified Financial Services (4.8%)
Haci Omer Sabanci Holding A.S.	971,100	4,536
Food & Staples Retailing (12.7%)
BIM Birlesik Magazalar A.S.	(a)277,500	6,723
Gima Gida ve Ihtiyac Maddeleri TAS	(a)2,483,508	5,332
		12,055
Food Products (2.5%)
TAT Konserve Sanayii A.S.	(a)1,637,743	2,389
Health Care Providers & Services (7.1%)
Acibadem Saglik Hizmetleri ve Ticaret A.S.	1,005,039	6,700
Industrial Conglomerates (3.8%)
Enka Insaat ve Sanayi A.S.	323,083	3,565
Machinery (4.8%)
Uzel Makina Sanayii A.S.	2,945,700	4,524
Media (19.9%)
AFM Uluslararasi Film Produksiyon Ticaret ve Sanayi A.S.	(a)687,021	1,668
Dogan Burda Rizzoli Dergi Yayincilik ve Pazarlama A.S.	1,002,648	2,542
Dogan Yayin Holding A.S.	(a)1,926,040	4,877
Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.	44,168	3,919
Hurriyet Gazetecilik ve Matbaacilik A.S.	2,090,853	5,884
		18,890
Multiline Retail (7.0%)
Boyner Buyuk Magazacilik A.S.	(a)2,338,338	6,681
Real Estate (3.0%)
Yapi Kredi Koray Gayrimenkul Yatirim Ortakligi A.S.	(a)1,016,000	2,895
TOTAL TURKISH COMMON STOCKS (Cost $67,517)		$90,723

	Face
	Amount
	(000)
SHORT-TERM INVESTMENT (1.2%)
Repurchase Agreement (1.2%)
J.P. Morgan Securities, Inc., 4.00%, dated 10/31/05, due 11/1/05, repurchase price $1,182 (Cost $1,182)	$ (b)1,182	1,182
TOTAL INVESTMENTS (96.8%) (Cost $68,699)		91,905
OTHER ASSETS LESS LIABILITIES (3.2%)		3,026
NET ASSETS (100%)		$94,931

(a)                                  Non-income producing.

(b)                                 Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $905,058,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank, 3.75% to 4.50%, due 7/25/07 to 8/19/10; Federal Home Loan Bank, 0.00% to 7.625%, due 11/4/05 to 5/15/19; Federal Home Loan Mortgage Corp., 0.00% to 6.75%, due 11/22/05 to 5/30/06; Federal National Mortgage Association, Conventional Pool, 3.715%, due 5/22/06, Tennessee Valley Authority, 4.375% to 7.125%, due 11/13/08 to 1/15/38, which had a total value of $923,161,744. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
TRY	1,185	$876	11/1/05	USD	875	$875	$(1)
TRY	846	626	11/1/05	USD	627	627	1
TRY	2,224	1,644	11/7/05	USD	1,642	1,642	(2)
		$3,146				$3,144	$(2)

TRY  —  New Turkish Lira

USD  —  U.S. Dollar

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Portfolio of Investments (cont’d)	October 31, 2005

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry, as a percentage of total investments.

*                 Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Statements

Statement of Assets and Liabilities

October 31, 2005
(000)
ASSETS:
Investments, at Cost:	$68,699
Investments, at Value:	91,905
Cash	1
Receivable for Investments Sold	3,709
Foreign Currency, at Value (Cost $33)	33
Unrealized Appreciation on Foreign Currency Exchange Contracts	1
Other Assets	4
Total Assets	95,653
LIABILITIES:
Payable For:
Investments Purchased	560
Investment Advisory Fees	70
Custodian Fees	22
Directors’ Fees and Expenses	19
Administration Fees	4
Unrealized Depreciation on Foreign Currency Exchange Contracts	3
Other Liabilities	44
Total Liabilities	722
NET ASSETS
Applicable to 5,620,433, issued and outstanding $0.01 par value shares (30,000,000 shares authorized)	$94,931
NET ASSET VALUE PER SHARE	$16.89
NET ASSETS CONSIST OF:
Common Stock	$56
Paid-in Capital	65,400
Undistributed (Distributions in Excess of) Net Investment Income	698
Accumulated Net Realized Gain (Loss)	5,573
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	23,204
NET ASSETS	$94,931

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Statements

Statement of Operations

Year Ended
October 31, 2005
(000)
Investment Income
Dividends	$2,161
Interest	14
Total Investment Income	2,175
Expenses
Investment Advisory Fees (Note B)	712
Custodian Fees (Note D)	123
Professional Fees	43
Administration Fees (Note C)	63
Stockholder Reporting Expenses	38
Stockholder Servicing Agent Fees	18
Directors’ Fees and Expenses	13
Other Expenses	18
Total Expenses	1,028
Waiver of Administration Fees (Note C)	(21)
Expense Offset (Note D)	@—
Net Expenses	1,007
Net Investment Income (Loss)	1,168
Net Realized Gain (Loss) on:
Investments	24,346
Foreign Currency Transactions	(9)
Net Realized Gain (Loss)	24,337
Change in Unrealized Appreciation (Depreciation) on:
Investments	6,549
Foreign Currency Translations	1
Change in Unrealized Appreciation (Depreciation)	6,550
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	30,887
Net Increase (Decrease) in Net Assets Resulting from Operations	$32,055

Statement of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2005	October 31, 2004
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,168	$128
Net Realized Gain (Loss)	24,337	15,518
Change in Unrealized Appreciation (Depreciation)	6,550	7,590
Net Increase (Decrease) in Net Assets Resulting from Operations	32,055	23,236
Distributions from and/or in Excess of:
Net Investment Income	(441)	(111)
Capital Share Transactions:
Reinvestment of Distributions (1,027 and 245 Shares, Respectively)	16	3
Total Increase (Decrease)	31,630	23,128
Net Assets:
Beginning of Period	63,301	40,173
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $698 and $(19), Respectively)	$94,931	$63,301

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Year Ended October 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$11.26	$7.15	$4.39	$4.23	$17.69
Net Investment Income (Loss)	0.21 †	0.02 †	0.02 †	(0.03)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	5.50	4.11	2.74	0.18	(10.30)
Total from Investment Operations	5.71	4.13	2.76	0.15	(10.24)
Distributions from and/or in excess of:
Net Investment Income	(0.08)	(0.02)	—	(0.00)#	—
Net Realized Gain	—	—	—	—	(3.23)
Total Distributions	(0.08)	(0.02)	—	(0.00)#	(3.23)

Anti-Dilutive Effect of Share Repurchase Program	—	—	0.00 #	0.01	0.01

Net Asset Value, End of Period	$16.89	$11.26	$7.15	$4.39	$4.23

Per Share Market Value, End of Period	$18.55	$11.68	$7.36	$4.07	$4.41

TOTAL INVESTMENT RETURN:
Market Value	59.60%	58.99%	80.84%	(7.64)%	(55.14)%
Net Asset Value (1)	50.83%	57.99%	62.64%	3.86%	(67.47)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$94,931	$63,301	$40,173	$24,808	$25,718
Ratio of Expenses to Average Net Assets(2)	1.23%	1.58%	1.85%	1.86%@	1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	1.43%	0.25%	0.41%	(0.49)%	0.83%
Portfolio Turnover Rate	63%	109%	173%	164%	163%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.23%	N/A	N/A	N/A	N/A
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.26%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.40%	N/A	N/A	N/A	N/A

(1)                                  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

@                                    The effect of the reversal of the deferred directors’ fees in fiscal year 2002 was to decrease the expense ratio by 0.23%.

†                                          Per share amount is based on average shares outstanding.

#                                         Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Notes to Financial Statements	October 31, 2005

The Turkish Investment Fund, Inc. (the “Fund”) was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. Accounting Policies:   The following significant accounting policies are in conformity with U.S. generally accepted accounting principles.  Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                   Security Valuation:  Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers.  Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date.  Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price.  Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2.                   Repurchase Agreements:   The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.                   Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in New Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

• investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

• investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from

The Turkish Investment Fund, Inc.

Notes to Financial Statements (cont’d)	October 31, 2005

changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consists of equity securities denominated in New Turkish lira. Changes in currency exchange rates will affect the value of and investment income from securities. Turkish securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Turkish securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4.                   Foreign Currency Exchange Contracts:   The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.                   Other:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis.

B. Investment Advisory Fees:   Morgan Stanley Investment Management Inc. (“MS Investment Management” or the “Adviser”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund’s first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

Prior to May 1, 2005, Morgan Stanley Investment Management Limited also provided investment advisory services to the Fund.

C. Administration Fees:   MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended October 31, 2005, $21,000 of administration fees were waived pursuant to this arrangement.  Administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement, which were borne by the Fund under the previous Administration Agreement), except pricing services and extraordinary expenses, will now be covered under the administration fee.  J.P. Morgan

The Turkish Investment Fund, Inc.

Notes to Financial Statements (cont’d)	October 31, 2005

Investor Services Co. (“JPMIS”) provides fund accounting and other services pursuant to a sub-administration agreement with MS Investment Management and receives compensation for these services from MS Investment Management.

D. Custodian Fees:   JPMorgan Chase Bank, N.A. (the “Custodian”) serves as custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with the Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses.  These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E. Federal Income Taxes:   It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income.  Accordingly, no provision for Federal income taxes is required in the financial statements.  Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2005 and 2004 was as follows:

2005 Distributions Paid From: (000)		2004 Distributions Paid From: (000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$441	$—	$111	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences are primarily due to treatment of foreign currency gains/losses. Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income	Long-term Capital Gain
(000)	(000)

$2,027	$5,780

At October 31, 2005, the U.S. Federal income tax cost basis of investments was $70,224,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $21,681,000, of which $24,315,000 related to appreciated securities and $2,634,000 related to depreciated securities.

During the year ended October 31, 2005, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $18,683,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforwards period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Effective April 24, 2003, Turkish withholding tax is no longer assessed on dividend payments made to foreign institutional investors with local tax representation and that hold greater than 25% of their portfolio in Turkish equity securities. On October 31, 2005, the Fund met both of these requirements thus there is no accrual for withholding expense.

The Turkish Ministry of Finance issued new tax legislation effective January 1, 2006, impacting the taxation of income and capital gains derived by foreign investors from securities trading in the Turkish market, which may have an impact on the Fund.

F. Contractual Obligations:   The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Other:   During the year ended October 31, 2005, the Fund made purchases and sales totaling $50,979,000 and $54,840,000, respectively, of investment securities other than long-term U.S.

The Turkish Investment Fund, Inc.

Notes to Financial Statements (cont’d)	October 31, 2005

Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the year ended October 31, 2005, the Fund incurred no brokerage commissions with Morgan Stanley & Co., Incorporated, an affiliate of the Adviser.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the year ended October 31, 2005, the Fund did not repurchase shares. From the inception of the program through October 31, 2005, the Fund has repurchased 1,427,394 of its shares at an average discount of 17.25% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Reporting to Stockholders (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund stockholders and makes these reports available on its public website, www.morganstanley.com. The Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im.  This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

The Turkish Investment Fund, Inc.

Report of Independent Registered Public Accounting Firm	October 31, 2005

To the Stockholders and Board of Directors of
The Turkish Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Turkish Investment Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Turkish Investment Fund, Inc. at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 9, 2005

The Turkish Investment Fund, Inc.

Director and Officer Information (unaudited)	October 31, 2005

Independent Directors:

				Number of
				Portfolios in
		Term of		Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name, Age and Address of	Held with	Time		by
Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Other Directorships Held by Director

Michael Bozic (64) Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since 2003	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	197	Director of various business organizations.

Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Director	Director since 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (Utility Company); formerly Managing Director of Summit Ventures LLC (2000-2004) (Lobbying and Consulting Firm); United States Senator (R- Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and The Boeing Company) and Nuskin Asia Pacific (multi-level marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of the PMI Group Inc. (private mortgage insurance); Director and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

Dr. Manuel H. Johnson (56) c/o Johnson Smick Group, Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Director since 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co- Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holdings company).

Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast High- way Malibu, CA 90265	Director	Director since 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001- July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael Nugent (69) Triumph Capital, L.P. 445 Park Avenue, New York, NY 10022	Director	Director since 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197

Fergus Reid (73) c/o Lumelite Plastics 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Director since 2001	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

The Turkish Investment Fund, Inc.

Director and Officer Information (cont’d)	October 31, 2005

Interested Directors:

		Term of		Number of
		Office and		Portfolios in
		Length of		Fund Complex
Name, Age and Address of	Position(s) Held	Time		Overseen by	Other Directorships
Director	with Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Held by Director

Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman of the Board and Director	Chairman and Director since 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None

James F. Higgins (57) c/o Morgan Stanley Funds Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Director since 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                                         Each Director serves an indefinite term, until his or her successor is elected.

**                                  The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP and Morgan Stanley Investment Advisors Inc.).

Officers:

Term of Office and
	Position(s) Held	Length of Time
Name, Age and Address of Executive Officer	with Registrant	Served*	Principal Occupation(s) During Past 5 Years

Ronald E. Robison (66) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since 2005) and Principal Executive Officer (since 2003)

President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously Executive Vice President (July 2003 - September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001-July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (62) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since 2003

Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; Chief Investment Officer of the Van Kampen Funds; Vice President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).

The Turkish Investment Fund, Inc.

Director and Officer Information (cont’d)	October 31, 2005

Officers (cont’d):

Term of Office and
	Position(s) Held	Length of Time
Name, Age and Address of Executive Officer	with Registrant	Served*	Principal Occupation(s) During Past 5 Years

Barry Fink (50) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since 2003

General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary (since February 1997) and Director (since July 1998) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President and General Counsel of the Retail Funds; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of Morgan Stanley Distributors Inc.; previously Secretary of the Retail Funds (February 1997- July 2003) and General Counsel (February 1997-April 2004) of the Retail Funds; Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (February 1997-December 2001).

Amy R. Doberman (43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2004

Managing Director and General Counsel, U.S. Investment Management; Managing Director of the Investment Manager and Morgan Stanley Investment Advisor Inc.; Vice President of the Institutional and Retail Funds (since July 2004); previously, Managing Director and General Counsel - Americas, UBS Global Asset Management (July 2000-July 2004) and General Counsel, Aeltus Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Chief Compliance Officer since 2004

Executive Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since 2001

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

James W. Garrett (36) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since 2002 Chief Financial Officer since 2003

Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Treasurer and Chief Financial Officer of the Institutional Funds; previously with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).

Michael J. Leary (38) J.P. Morgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Assistant Treasurer since 2003	Assistant Director and Vice President of Fund Administration, J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company); formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Secretary since 2001

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

* Each Officer serves an indefinite term, until his or her successor is elected.

The Turkish Investment Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Turkish Investment Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10038

1(800) 278-4353

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase “to the detriment of the Fund.”:

“Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly).”

Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust’s/Fund’s Board of Trustees/Directors has determined that it has two “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees/Directors:  Dr. Manuel H. Johnson and Joseph J. Kearns.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees/Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2005

	Registrant			Covered Entities(1)
Audit Fees		$43,722		N/A

Non-Audit Fees
Audit-Related Fees	$			$235,000	(2)
Tax Fees		$2,835	(3)	$58,688	(4)
All Other Fees	$			$805,088	(5)
Total Non-Audit Fees		$2,835		$1,098,776

Total		$46,557		$1,098,776

2004

	Registrant			Covered Entities(1)
Audit Fees		$41,640		N/A

Non-Audit Fees
Audit-Related Fees	$			$115,000	(2)
Tax Fees		$2,700	(3)	$42,141	(6)
All Other Fees	$			$140,435	(7)
Total Non-Audit Fees		$2,700		$297,576

Total		$44,340		$297,576

N/A- Not applicable, as not required by Item 4.

(1)     Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)     Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)     Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)     Tax Fees represent tax advice services provided to Covered Entities, including assistance in obtaining a private letter ruling.

(5)     All Other Fees represent attestation services provided in

connection with performance presentation standards and a compliance review project performed.

(6)     Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(7)     All Other Fees represent attestation services provided in connection with performance presentation standards.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees/Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6.

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies.  The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues.  The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies.  MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.  MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions.  As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below.  These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines,  provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.  A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III.           GUIDELINES

A.            Corporate Governance Matters.  The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.              General.

1.                                       Generally, routine management proposals will be supported.  The following are examples of routine management proposals:

•                  Approval of financial statements, director and auditor reports.

•                  General updating/corrective amendments to the charter.

•                  Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.                                       Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.                                       Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.                                       Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported.  Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.                                       Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.                                       Proposals to require the company to expense stock options will be supported.

7.                                       Open-ended requests for adjournment generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.                                       Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.                                       Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii.             Election of Directors.  In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1.             The following proposals generally will be supported:

•                  Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•                  Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2.             Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)          If a company’s board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer)  that may impair his or her independence;

(b)         If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)          A direct conflict exists between the interests of the nominee and the public shareholders;

(d)         Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test.  These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)          A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)            A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.                                    Auditors

1.                                       Generally, management proposals for selection or ratification of auditors will be supported.  However, such proposals may not be supported if the audit fees are excessive.  Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor.  If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

2.                                       Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.                                       Proposals to indemnify auditors will not be supported.

iv.            Anti-Takeover Matters

1.                                       Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.                                       Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.                                       Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.            Capitalization changes.  The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.                                       The following proposals generally will be supported:

•                  Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•                  Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•                  Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•                  Proposals for share repurchase plans.

•                  Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                  Proposals to effect stock splits.

•                  Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.                                      The following proposals generally will not be supported  (notwithstanding management support).

•                  Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•                  Proposals to create  “blank check” preferred stock.

•                  Proposals relating to changes in capitalization by 100% or more.

C.            Compensation.  The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.                                       The following proposals generally will be supported:

•                  Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•                  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•                  Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.             Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.             Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.                                       Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

D.            Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.                                       Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.                                       Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.             Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.                                          Corporate Transactions

•                  Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis.  In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge.  Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

ii.                                       Compensation

•                  Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.  With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•                  Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based.  The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation.  If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable,  the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•                  Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.                                    Other

•                  Proposals for higher dividend payouts.

•                  Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•                  Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable.  In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•                  Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•                  Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV.           ADMINISTRATION OF POLICY

A.            Proxy Review Committee

1.                                       The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)                                  The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)                                 The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)                                  The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders.  The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)                                 The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)  determine how to vote matters for which specific direction has not been provided in this Policy.   Split votes generally will not be approved within a single Global Investor Group investment team.  The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)                                  In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)                                    The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years.  To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)                                 The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.                                    Identification of Material Conflicts of Interest

1.               If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.               A material conflict of interest could exist in the following situations, among others:

(a)          The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)         The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)          Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.                                    Proxy Voting Reports

(a)                                  MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)                                 MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Turkish Investment Fund, Inc.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
December 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
December 19, 2005

/s/ James Garrett
James Garrett
Principal Financial Officer
December 19, 2005